SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2002


                              HERCULES INCORPORATED

               (Exact Name of Registrant as Specified in Charter)


       Delaware                      001-00496                  51-0023450
------------------------           -------------            --------------------
(State of Incorporation)           (Commission                (IRS Employer
                                    File Number)             Identification No.)


         Hercules Plaza
    1313 North Market Street
      Wilmington, Delaware                                     19894-0001
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (302) 594-5000



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ITEM 5.    OTHER EVENTS

         On February 12, 2002, Hercules Incorporated, a Delaware corporation (the "Company") announced that it had entered into a Stock and Asset Purchase Agreement (the "Purchase Agreement"), dated as of February 12, 2002, by and among the Company, General Electric Company, a New York corporation (the "Parent Purchaser"), and Falcon Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Parent Purchaser (the "Purchaser" and, together with the Parent Purchaser, the "Purchasers"). The press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In accordance with and subject to the terms of the Purchase Agreement, the Purchasers will acquire the operations of the BetzDearborn Division of the Company and additional assets and liabilities of the Company relating to the water treatment business of the Company, for $1.8 billion in cash, subject to adjustment as provided in the Purchase Agreement.

         The consummation of the transaction is subject to the satisfaction or waiver of conditions customary for transactions of this type, including, without limitation, required regulatory approvals (such as those under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

         The foregoing description of the Purchase Agreement is qualified in the its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.  The following exhibits are filed as part of this
                  --------
                  report:

                  10.1 Stock and Asset Purchase Agreement, dated as of February 12, 2002, by and among Hercules Incorporated, General Electric Company and Falcon Acquisition Corp.

                  99.1 Press Release of Hercules Incorporated, dated February 12, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 12, 2002

                                         HERCULES INCORPORATED


                                         By: /s/ Israel J. Floyd
                                            ------------------------------------
                                            Name: Israel J. Floyd
                                            Title: Corporate Secretary and
                                                   General Counsel



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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
--------                                    -----------


10.1 Stock and Asset Purchase Agreement, dated as of February 12, 2002, by and among Hercules Incorporated, General Electric Company and Falcon Acquisition Corp.

99.1              Press Release of Hercules Incorporated, dated February 12,
                  2002.